UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 4, 2008
(Date of earliest event reported)

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THINK PARTNERSHIP INC.

(Exact name of registrant as specified in its charter)

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Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

15550 Lightwave Drive

3rd Floor

Clearwater, Florida 33760

(Address of Principal Executive Offices)

(727) 324-0046

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.

CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)

Previous Independent Registered Public Accounting Firm

On June 4, 2008, the Audit Committee of the Board of Directors of Think Partnership Inc. d/b/a Kowabunga! (the “Company”) notified Blackman Kallick, LLP (“Blackman”) that it had dismissed Blackman as the Company’s independent registered public accounting firm, effective immediately.

During the Company’s two fiscal years ended December 31, 2007 and 2006, and the subsequent interim period through June 4, 2008, there were no disagreements between the Company and Blackman on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure that, if not resolved to Blackman’s satisfaction, would have caused it to make reference to the matter in conjunction with its report on the Company’s consolidated financial statements for the relevant year and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Blackman’s audit report dated March 30, 2008 (which was included in the Company’s Annual Report on Form 10-K filed on March 31, 2008) on the Company’s consolidated financial statements as of and for the three fiscal years ended December 31, 2007, 2006 and 2005, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles except that the audit report included an explanatory paragraph related to the Company’s change in goodwill impairment test dates effective December 31, 2007 and the Company’s adoption of Statement of Financial Accounting Standards No. 123(R), “Share-Based Payment,” as revised, effective April 2, 2006.

During the Company’s two fiscal years ended December 31, 2007 and 2006, and the subsequent interim period through March 31, 2008, there were no reportable events (as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K), except that as of December 31, 2007, Blackman’s report on the Company’s internal control over financial reporting contained an adverse opinion on the effectiveness of the Company’s internal control over financial reporting due to the existence of a material weakness related to processes over change management and access procedures related to its information technology systems including its Microsoft Great Plains Dynamics application, end-user computing and revenue producing financial applications, as disclosed in the Company’s Annual Report on Form 10-K filed on March 31, 2008.

The Company furnished a copy of the above disclosures to Blackman and requested that Blackman provide a letter addressed to the Commission stating whether or not it agrees with the statements made above. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(b)

New Independent Registered Public Accounting Firm

On June 9, 2008, the Company engaged Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm commencing with the fiscal quarter ending June 30, 2008.

During the Company’s two fiscal years ended December 31, 2007 and 2006, and through June 9, 2008, neither the Company, nor anyone acting on its behalf, consulted with Grant Thornton with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by Grant Thornton to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01.

FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibits

Exhibit Number	Description
16.1	Letter from Blackman Kallick, LLP dated June 5, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Think Partnership Inc.

Date: June 9, 2008	By:	/s/ JODY BROWN
Name: Jody Brown
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Blackman Kallick, LLP dated June 5, 2008